2002 ANNUAL REPORT
September 30, 2002

[MORGAN STANLEY LOGO]

Morgan Stanley Institutional Fund Trust

ADVISORY PORTFOLIOS

Advisory Foreign Fixed Income Portfolio
Advisory Foreign Fixed Income II Portfolio
Advisory Mortgage Portfolio

2002 ANNUAL REPORT
September 30, 2002

Table of Contents

Morgan Stanley Institutional Fund Trust
is pleased to present the Annual Report
for the Trust's Advisory Portfolios as
of September 30, 2002.

President's Letter                                             1
----------------------------------------------------------------
PORTFOLIO OVERVIEWS AND STATEMENTS OF NET ASSETS
Advisory Foreign Fixed Income Portfolio                        2
----------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio                     4
----------------------------------------------------------------
Advisory Mortgage Portfolio                                    6
----------------------------------------------------------------
STATEMENTS OF OPERATIONS                                      14
----------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                           15
----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                          16
----------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                 19
----------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT                                  25
----------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION                                26
----------------------------------------------------------------
TRUSTEE AND OFFICER INFORMATION                               27
----------------------------------------------------------------

This annual report contains certain
investment return information. Past
performance is not indicative of future
results and the investment return and
principal value of an investment will
fluctuate so that an investor's shares,
when redeemed, may be worth either more
or less than their original cost.

This report has been prepared for
shareholders and may be distributed to
others only if preceded or accompanied
by a current prospectus.

2002 ANNUAL REPORT
September 30, 2002
                                                                               1

President's Letter

DEAR SHAREHOLDERS:

Over the past twelve months, U.S. equity markets have experienced several hopeful rallies only to reach yet lower lows. By the end of September 2002, the bear market had aged two and a half years, one of the oldest of the past century. But bad news for stocks was good news for bonds, and fixed-income returns soared.

The technology-laden Nasdaq continued to have heavy losses for the twelve months ended September 30, 2002, plummeting 21.8% (price return). The large-cap S&P 500 fell 20.5% (total return) during that time period, while the blue chip Dow Jones lost 12.5% (total return). Even the small-cap Russell 2000, which had hitherto been immune to the bear market, depreciated by 9.3% (total return). Although the drop in stock values affected equities of all sizes and styles, growth stocks outperformed value stocks. The S&P Barra Value index tumbled 22.2% (total return) over 12 months, while the Growth index fell 19.3% (total return).

Corporate earnings declined year over year for five quarters in a row, marking the worst profits recessions on record. But by the second quarter of 2002 earnings rose by a modest 1.4% over the previous year and were expected to continue trending up, according to First Call. As earnings improved but the market continued to stumble, valuations fell significantly. Price-to-earnings ratios based on trailing earnings peaked in March 2002 at 62, then fell to 29 by the following September.

Most international developed markets fared even worse than U.S. markets over the past year, despite a depreciating dollar, which boosted non-dollar-denominated returns. The MSCI EAFE index for Europe, Asia, and the Far East declined 17.0% (price return) in dollars for the twelve months ended September 2002 and lost 21.5% (price return) in local currencies. Japan, which remained gripped by deflation, a lackluster economy, and a strained banking system, still managed to outperform its European counterparts. The MSCI Japan index lost just 11.2% (price return) in dollars, and 9.2% (price return) in local currency. Germany was one of the worst performers, with the MSCI Germany index falling 30.6% (price return) in dollars and 36.0% (price return) in local currency.

Shortly after September 11, 2001, the Federal Reserve resumed cutting interest rates aggressively to help shore up the economy. In the last four months of 2001, the Fed shaved 175 basis points off of the federal funds rate, bringing it to historic lows of 1.75%. During the fourth quarter of 2001 and the first quarter of 2002, the extra stimulus appeared to be helping the economy pull out of recession. In early 2002, GDP clocked in at a robust 5.0%. But from there the economic picture began to turn more mixed. The labor market continued to deteriorate, although not dramatically, consumer confidence slackened, and companies remained reluctant to make new investments. Despite those drags, consumers continued to spend and the Fed increased liquidity even further in November by cutting another 50 basis points off of the funds rate.

Fixed-income markets enjoyed spectacular performance, outperforming equities to the greatest extent since the 1930s. The Lehman Brothers Aggregate Bond index gained 11.7% (price return) during the 12 months ended September 2002. For that period, government long-term issues had the best performance, gaining 14.6%. Yields all across the yield curve dropped over the past year, including the 30-year Treasury bond, which lost 75 basis points to end the year at 4.7%. The 2-year Treasury note reached 1.7%, 82 basis points below where it was in September 2001.

OUTLOOK

Over the past twelve months, the economy and markets weathered significant stresses. Business activity slowed dramatically, pushing the economy into recession. And despite a promising economic recovery in late 2001, markets were dragged down by tremendous uncertainty. Government regulators investigated a slew of cases, including accounting fraud, corporate malfeasance, and insider trading. At the same time, the administration readied for war with Iraq while issuing warnings of possible terrorist activity.

While scandals and terror grabbed the headlines, however, the fundamentals began to improve. Corporate earnings began to increase, valuations fell to more reasonable levels, business inventories were drawn down, and the consumer remained stalwart. We believe that the economy will continue to recover and as the global environment becomes more certain, markets will continue to pick up.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
President
November 2002

2

Portfolio Overview (Unaudited)

ADVISORY FOREIGN FIXED INCOME PORTFOLIO

Morgan Stanley Investment Management, uses the Advisory Foreign Fixed Income Portfolio as a vehicle for opportunistic foreign bond investments in the portfolios of its private advisory clients. By using the Portfolio instead of holding foreign fixed-income securities directly, these clients may be able to benefit from some or all of the following: (1) better diversification through ownership of a smaller share of a larger number of holdings; (2) potentially enhanced performance resulting from the ability to manage the foreign position on a broader scale; (3) simplification of accounting as clients need only account for mutual fund shares as opposed to individual securities, some of which are subject to withholding taxes, fees, or other special treatment; (4) economies of scale in custodial fees associated with holding foreign securities.

For most of the year, the Portfolio held a diversified group of intermediate-maturity bonds of continental European governments and very high-quality non-sovereign issuers (U.S. and European government agencies and Pfandebriefe). The Portfolio's holdings were not hedged. By July these securities had significantly outperformed comparable maturity U.S. Treasuries as the Euro appreciated versus the U.S. dollar. At that time it was decided to reduce clients' exposure to the Euro; the size of the Portfolio was reduced and it was repositioned in short-maturity European securities.

The Advisory Foreign Fixed Income Portfolio is managed as a component of a diversified portfolio and investment results from the Portfolio should not be analyzed on a stand-alone basis. Results are presented in this report to comply with Securities and Exchange Commission requirements for shareholder reporting.

The Portfolio is only available to private advisory clients of Morgan Stanley Investment Management.

[GRAPH]

**Minimum Investment

AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/02*
---------------------------------------------------------------
---------------------------------------------------------------
ADVISORY FOREIGN FIXED INCOME
--------------------------------------------

                               Institutional       Salomon Broad
                                    (1)        Investment Grade Index
-------------------------------------------------------------------------
One Year                           9.73%                8.39%
-------------------------------------------------------------------------
Five Years                         7.91%                7.81%
-------------------------------------------------------------------------
Since Inception                   10.25%                8.51%
-------------------------------------------------------------------------

*Total returns for the Portfolio reflect expense waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time. Total returns shown in the graph and table assume that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index and should not be considered an investment.

(1)Represents an investment in the Institutional Class. The Advisory Foreign Fixed Income Portfolio commenced operations on 10/7/94.

Past performance is not predictive of future performance and assumes that all dividends and distributions, if any, were reinvested. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments. High-yield fixed-income securities, otherwise known as "junk bonds", represent a much greater risk of default and tend to be more volatile than higher-rated bonds.

2002 ANNUAL REPORT
September 30, 2002
                                                                               3

Statement of Net Assets

ADVISORY FOREIGN FIXED INCOME PORTFOLIO
FIXED INCOME SECURITIES (87.2%)

                                             ++RATINGS       FACE
                                             (STANDARD     AMOUNT      VALUE
SEPTEMBER 30, 2002                           & POOR'S)      (000)     (000)+
----------------------------------------------------------------------------
BRITISH POUND (4.6%)
United Kingdom Treasury Bond
 8.00%, 6/10/03                                 AAA      GBP  250   $    403
----------------------------------------------------------------------------
DANISH KRONE (4.8%)
Kingdom of Denmark
 5.00%, 8/15/05                                 AAA     DKK 3,000        413
----------------------------------------------------------------------------
EURO (73.2%)
Government of France O.A.T.
 5.50%, 4/25/04                                 AAA     EUR 2,100      2,151
 8.50%, 4/25/03                                 AAA             1          1
Government of Italy
 10.00%, 8/1/03                                 AA            400        417
Kingdom of Belgium, Series 14
 7.25%, 4/29/04                                 AA+           400        420
Kingdom of Spain
 5.25%, 1/31/03                                 AA+           400        398
Netherlands Government
 7.25%, 10/1/04                                 AAA         2,050      2,187
Republic of Austria, Series 99-3
 3.40%, 10/20/04                                AAA           400        397
Treuhandanstalt
 7.50%, 9/9/04                                  AAA           380        405
----------------------------------------------------------------------------
GROUP TOTAL                                                            6,376
----------------------------------------------------------------------------
SWEDISH KRONA (4.6%)
Swedish Government, Series 1035
 6.00%, 2/9/05                                  AAA     SEK 3,600        403
----------------------------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $7,510)                            7,595
----------------------------------------------------------------------------
CASH EQUIVALENT (12.8%)
----------------------------------------------------------------------------
REPURCHASE AGREEMENT (12.8%)
**J.P. Morgan Securities, Inc., 1.87%,
 dated 9/30/02, due 10/1/02 (Cost $1,115)               $   1,115      1,115
----------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%) (Cost $8,625)                               8,710
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.0%)
Cash                                                                $      6
Receivable for Investments Sold                                        2,697

                                                                     VALUE
                                                                     (000)+
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Interest Receivable                                                 $    271
Net Unrealized Appreciation on Forward Foreign
 Currency Contracts                                                       30
Other Assets                                                               1
Payable for Investments Purchased                                     (2,897)
Payable for Fund Shares Redeemed                                         (64)
Payable for Trustees' Fees and Expenses                                  (16)
Payable for Administrative Fees                                           (3)
Other Liabilities                                                        (22)
                                                                    --------
                                                                           3
----------------------------------------------------------------------------
NET ASSETS (100%)                                                   $  8,713
----------------------------------------------------------------------------
INSTITUTIONAL CLASS
----------------------------------------------------------------------------
NET ASSETS
Applicable to 2,087,764 outstanding shares of beneficial interest
 (unlimited authorization, no par value)                            $  8,713
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                           $   4.17
----------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-in Capital                                                    $  6,843
 Undistributed Net Investment Income (Loss)                              483
 Undistributed Realized Net Gain (Loss)                                1,270
 Unrealized Appreciation (Depreciation) on:
   Investment Securities                                                  85
   Foreign Currency Transactions                                          32
----------------------------------------------------------------------------
NET ASSETS                                                          $  8,713
----------------------------------------------------------------------------

+  See Note A1 to Financial Statements.
++ Ratings are unaudited.
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

    The accompanying notes are an integral part of the financial statements.

4

Portfolio Overview (Unaudited)

ADVISORY FOREIGN FIXED INCOME II PORTFOLIO

Morgan Stanley Investment Management uses the Advisory Foreign Fixed Income II Portfolio as a vehicle for opportunistic foreign bond investments in the portfolios of its private advisory clients. By using the Portfolio instead of holding foreign fixed-income securities directly, these clients may be able to benefit from some or all of the following: (1) better diversification through ownership of a smaller share of a larger number of holdings; (2) potentially enhanced performance resulting from the ability to manage the foreign position on a broader scale; (3) simplification of accounting as clients need only account for mutual fund shares as opposed to individual securities, some of which are subject to withholding taxes, fees, or other special treatment; (4) economies of scale in custodial fees associated with holding foreign securities.

For most of the year, the Portfolio held a diversified group of intermediate-maturity bonds of continental European governments and very high-quality non-sovereign issuers (U.S. and European government agencies and Pfandebriefe). The Portfolio's holdings were not hedged. By July these securities had significantly outperformed comparable maturity U.S. Treasuries as the Euro appreciated versus the U.S. dollar. At that time it was decided to reduce clients' exposure to the Euro; the size of the Portfolio was reduced and it was repositioned in short-maturity European securities.

The Advisory Foreign Fixed Income II Portfolio is managed as a component of a diversified portfolio and investment results from the Portfolio should not be analyzed on a stand-alone basis. Results are presented in this report to comply with Securities and Exchange Commission requirements for shareholder reporting.

The Portfolio is only available to private advisory clients of Morgan Stanley Investment Management.

[GRAPH]

**Minimum Investment

AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/02*
---------------------------------------------------------------
---------------------------------------------------------------
ADVISORY FOREIGN FIXED INCOME II
--------------------------------------------

                                  Institutional       Salomon Broad
                                       (1)        Investment Grade Index
----------------------------------------------------------------------------
One Year                             12.07%                8.39%
----------------------------------------------------------------------------
Since Inception                      10.53%               10.91%
----------------------------------------------------------------------------

*Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time. Total returns shown in the graph and table assume that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index and should not be considered an investment.

(1)Represents an investment in the Institutional Class. The Advisory Foreign Fixed Income II Portfolio commenced operations on 6/20/00.

Past performance is not predictive of future performance and assumes that all dividends and distributions, if any, were reinvested. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments.

2002 ANNUAL REPORT
September 30, 2002
                                                                               5

Statement of Net Assets

ADVISORY FOREIGN FIXED INCOME II PORTFOLIO
FIXED INCOME SECURITIES (81.8%)

                                                ++RATINGS     FACE
                                                (STANDARD   AMOUNT      VALUE
SEPTEMBER 30, 2002                              & POOR'S)    (000)     (000)+
-----------------------------------------------------------------------------
BRITISH POUND (4.5%)
United Kingdom Treasury Bond
 8.00%, 6/10/03                                    AAA      GBP 60   $     97
-----------------------------------------------------------------------------
DANISH KRONE (2.5%)
Kingdom of Denmark
 6.00%, 11/15/02                                   AAA     DKK 405         54
-----------------------------------------------------------------------------
EURO (70.2%)
Depfa Pfandbriefbank
 5.62%, 2/7/03                                     AAA     EUR  70         70
Government of France O.A.T.
 5.50%, 4/25/04                                    AAA         450        461
 8.50%, 4/25/03                                    AAA          60         61
Kingdom of Spain
 5.25%, 1/31/03                                    AA+         105        104
Netherlands Government
 7.25%, 10/1/04                                    AAA         500        533
Republic of Austria
 3.40%, 10/20/04                                   AAA         100         99
Republic of Italy
 10.00%, 8/1/03                                    AA          100        104
Treuhandanstalt
 7.38%, 12/2/02                                    AAA         100        100
-----------------------------------------------------------------------------
GROUP TOTAL                                                             1,532
-----------------------------------------------------------------------------
SWEDISH KRONA (4.6%)
Swedish Government
 6.00%, 2/9/05                                     AAA     SEK 900        101
-----------------------------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $1,755)                             1,784
-----------------------------------------------------------------------------
CASH EQUIVALENTS (23.9%)
-----------------------------------------------------------------------------
U.S. TREASURY SECURITY (9.2%)
U.S. Treasury Bill
 1.51%, 10/3/02                                    Tsy     $   200        200
-----------------------------------------------------------------------------
REPURCHASE AGREEMENT (14.7%)
**J.P. Morgan Securities, Inc., 1.87%, dated
 9/30/02, due 10/1/02                                          321        321
-----------------------------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $521)                                        521
-----------------------------------------------------------------------------
TOTAL INVESTMENTS (105.7%) (Cost $2,276)                                2,305
-----------------------------------------------------------------------------

                                                                      VALUE
                                                                      (000)+
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.7%)
Cash                                                                 $      2
Receivable for Investments Sold                                           468
Interest Receivable                                                        89
Receivable from Investment Adviser                                          9
Net Unrealized Appreciation on Forward Foreign Currency
 Contracts                                                                  7
Payable for Investments Purchased                                        (673)
Payable for Trustees' Fees and Expenses                                    (2)
Other Liabilities                                                         (24)
                                                                     --------
                                                                         (124)
-----------------------------------------------------------------------------
NET ASSETS (100%)                                                    $  2,181
-----------------------------------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------------------------------
NET ASSETS
Applicable to 187,958 outstanding shares of
 beneficial interest (unlimited authorization, no par value)         $  2,181
-----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                            $  11.60
-----------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-in Capital                                                     $  2,176
 Undistributed Net Investment Income (Loss)                               (34)
 Unrealized Appreciation (Depreciation) on:
   Investment Securities                                                   29
   Foreign Currency Transactions                                           10
-----------------------------------------------------------------------------
NET ASSETS                                                           $  2,181
-----------------------------------------------------------------------------

+  See Note A1 to Financial Statements.
++ Ratings are unaudited.
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

    The accompanying notes are an integral part of the financial statements.

6

Portfolio Overview (Unaudited)

ADVISORY MORTGAGE PORTFOLIO

Morgan Stanley Investment Management uses the Advisory Mortgage Portfolio as a vehicle for mortgage investing in the portfolios of its private advisory clients. By using the Portfolio instead of holding mortgages directly, these clients may be able to benefit from some or all of the following: (1) better diversification through ownership of a smaller share of a larger number of holdings; (2) potentially enhanced performance resulting from the ability to manage the mortgage position on a broader scale; (3) simplification of accounting as clients need only account for mutual fund shares as opposed to individual mortgage securities, some of which have unusual payment characteristics; (4) economies of scale in custodial fees associated with the frequent pay-downs of mortgage securities.

The fiscal year encompassed two different market environments. The first environment, which prevailed from late-October 2001 through the start of calendar year 2002, featured a stronger-then-expected recovery from the short-lived recession, a sharp rise in market interest rates, and narrowing yield spreads in the mortgage sector. The second environment, which started in March 2002 and continued through the end of the fiscal year, was characterized by uneven economic growth and sharp declines in market interest rates.

While mortgage yields did not fall by the same amount as U.S. Treasury yields, they declined enough to produce the lowest residential mortgage rates since the early-1970's. This triggered an enormous spike in mortgage refinancing activity which, in turn, fueled a sharp rise in mortgage prepayments. This did not come as a surprise to the market, however, as prices and yield spreads for most higher-coupon mortgage-backeds already discounted this development; in fact, prices and yield spreads on these higher-coupon securities overcompensated for this risk. As a result, the Portfolio maintained a focus on these higher-coupon securities throughout the period so as to benefit from slower-than-expected prepayments.

The sharp rise in mortgage yield spreads and market volatility eventually created opportunity in some of the lower-coupon securities, as well. Later in the fiscal year, the Portfolio established positions in 5.0%- and 5.5%-coupon securities to take advantage of their wide yield spreads relative to Treasuries and interest-rate swaps. Commercial mortgage-backed securities (CMBS) have also offered good value over the course of the year, and the Portfolio maintained exposure to these securities via a series of total return swap transactions; for the same level of risk.

The Advisory Mortgage Portfolio is managed as a component of a diversified portfolio and investment results from the Portfolio should not be analyzed on a stand-alone basis. Results are presented in this report to comply with the Securities and Exchange Commission requirements for shareholder reporting.

The Portfolio is only available to private advisory clients of Morgan Stanley Investment Management.

GRAPH

**Minimum Investment
AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/02*
---------------------------------------------------------------
---------------------------------------------------------------
ADVISORY MORTGAGE
---------------------------------------------

                                        Institutional       Lehman
                                             (1)        Mortgage Index
--------------------------------------------------------------------------
One Year                                    8.49%            7.36%
--------------------------------------------------------------------------
Five Years                                  7.62%            7.56%
--------------------------------------------------------------------------
Since Inception                             8.28%            8.05%
--------------------------------------------------------------------------

*Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time. Total returns shown in the graph and table assume that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns are compared to the Lehman Mortgage Index, as unmanaged market index and should not be considered an investment.

(1)Represents an investment in the Institutional Class. The Advisory Mortgage Portfolio commenced operations on 4/12/95.

Past performance is not predictive of future performance and assumes that all dividends and distributions, if any, were reinvested. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2002 ANNUAL REPORT
September 30, 2002
                                                                               7

Statement of Net Assets

ADVISORY MORTGAGE PORTFOLIO
FIXED INCOME SECURITIES (169.4%)

                                        ++RATINGS         FACE
                                        (STANDARD       AMOUNT         VALUE
SEPTEMBER 30, 2002                      & POOR'S)        (000)        (000)+
----------------------------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (144.9%)
Federal Home Loan Mortgage
 Corporation,
 Conventional Pools:
   6.75%, 12/1/05                          Agy     $         2   $         2
   7.50%, 1/1/26                           Agy               1             1
   8.00%, 3/1/07-12/1/26                   Agy             362           389
   8.25%, 10/1/06-7/1/08                   Agy             250           264
   8.50%, 5/1/25-7/1/30                    Agy           2,902         3,102
   8.75%, 4/1/08                           Agy              53            57
   9.00%, 10/1/16                          Agy             190           209
   9.50%, 10/1/16-7/25/22                  Agy           5,526         6,129
   10.00%, 1/1/09-12/1/20                  Agy          11,546        12,892
   10.25%, 1/1/09-12/1/11                  Agy              45            50
   10.50%, 7/1/09-12/1/20                  Agy           4,968         5,629
   11.00%, 2/1/11-9/1/20                   Agy           2,796         3,186
   11.25%, 6/1/10-12/1/15                  Agy              26            30
   11.50%, 1/1/07-9/1/19                   Agy           1,812         2,111
   11.75%, 3/1/11-4/1/15                   Agy             174           202
   12.00%, 10/1/09-7/1/20                  Agy           2,299         2,664
   12.50%, 10/1/09-6/1/15                  Agy             246           287
   13.00%, 9/1/10-11/1/13                  Agy              25            29
   13.50%, 2/1/10                          Agy               8             9
Federal Home Loan Mortgage
 Corporation,
 Gold Pools:
   7.50%, 9/1/24-9/1/32                    Agy         151,912       160,221
   8.00%, 5/1/20-10/1/31                   Agy         180,386       192,507
   8.50%, 10/1/10-7/1/31                   Agy         455,099       486,535
   9.00%, 10/1/17-1/1/31                   Agy          26,967        28,897
   9.50%, 11/1/16-12/1/22                  Agy           6,036         6,733
   10.00%, 6/1/17-4/1/25                   Agy           5,205         5,869
   10.50%, 6/1/11-3/1/21                   Agy           2,634         3,002
   11.00%, 5/1/20-11/1/20                  Agy           2,265         2,613
   11.50%, 8/1/15-6/1/20                   Agy             407           472
   12.00%, 8/1/14-6/1/20                   Agy           1,446         1,692
   12.50%, 7/1/19                          Agy              38            45
 ??October TBA:
   6.00%, 10/1/32                          Agy         186,500       191,745
   6.50%, 10/1/32                          Agy         175,825       182,308
   7.00%, 10/1/32                          Agy         178,800       186,567
 ??November TBA:
   6.50%, 11/1/32                          Agy         241,475       250,002
   7.00%, 11/1/32                          Agy         323,000       337,030
Federal National Mortgage Association,
 Conventional Pools:
   3.588%, 10/25/25                        Agy          68,800        69,383

                                        ++RATINGS         FACE
                                        (STANDARD       AMOUNT         VALUE
                                        & POOR'S)        (000)        (000)+
----------------------------------------------------------------------------
   6.625%, 11/15/30                        Agy     $   425,750   $   500,022
   7.00%, 3/1/15-10/1/31                   Agy           1,184         1,251
   7.50%, 7/1/16-9/1/32                    Agy       1,362,870     1,438,708
   8.00%, 3/1/07-8/1/32                    Agy         601,632       643,184
   8.50%, 10/1/05-8/1/31                   Agy         544,933       583,676
   9.00%, 6/1/18-4/1/26                    Agy           6,108         6,555
   9.50%, 7/1/16-4/1/30                    Agy          35,205        39,207
   10.00%, 9/1/10-9/1/26                   Agy          30,138        33,790
   10.50%, 9/1/05-6/1/27                   Agy           9,781        11,109
   10.75%, 10/1/11                         Agy              39            45
   11.00%, 5/1/11-7/1/25                   Agy           2,513         2,908
   11.25%, 1/1/11-1/1/16                   Agy             214           246
   11.50%, 2/1/11-8/1/25                   Agy           2,973         3,437
   12.00%, 9/1/10-8/1/20                   Agy           2,064         2,380
   12.50%, 1/1/10-9/1/15                   Agy           1,617         1,872
 ??October TBA:
   6.00%, 10/1/32                          Agy         388,500       398,941
   6.50%, 10/1/32                          Agy         378,000       391,585
   7.00%, 10/1/32                          Agy          29,500        31,178
   7.50%, 10/1/32                          Agy         116,450       122,891
 ??November TBA:
   5.50%, 11/1/32                          Agy         575,700       579,658
   6.00%, 11/1/32                          Agy       1,079,950     1,105,936
   6.50%, 11/1/32                          Agy         295,000       305,141
   7.00%, 11/1/32                          Agy         410,000       427,937
Government National Mortgage Association,
 Various Pools:
   8.50%, 7/15/08-3/15/20                  Tsy           8,686         9,391
   9.00%, 10/15/17-11/15/24                Tsy          48,851        54,385
   9.50%, 7/15/09-10/15/24                 Tsy         107,569       121,186
   10.00%, 10/15/09-2/15/26                Tsy         152,206       171,720
   10.50%, 3/15/13-4/15/25                 Tsy          30,210        34,520
   11.00%, 12/15/09-4/15/21                Tsy          40,848        47,259
   11.50%, 3/15/10-11/15/19                Tsy           2,397         2,794
   12.00%, 11/15/12-5/15/16                Tsy           4,356         5,197
   12.50%, 5/15/10-7/15/15                 Tsy             266           317
   13.00%, 1/15/11-11/15/13                Tsy             110           131
   13.50%, 5/15/10-9/15/14                 Tsy             115           138
 ??October TBA:
   6.00%, 10/15/32                         Tsy         132,000       136,620
 ??November TBA:
   6.50%, 11/15/32                         Tsy         257,000       267,842
   7.00%, 11/15/32                         Tsy         542,600       569,561
----------------------------------------------------------------------------
GROUP TOTAL                                                       10,195,581
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ADVISORY MORTGAGE PORTFOLIO

8

                                        ++RATINGS         FACE
                                        (STANDARD       AMOUNT         VALUE
                                        & POOR'S)        (000)        (000)+
----------------------------------------------------------------------------
AGENCY ADJUSTABLE RATE MORTGAGES (2.6%)
Government National Mortgage
 Association,
 Adjustable Rate Mortgages:
   5.177%, 7/16/27                         Tsy     $       458   $         2
   5.375%, 5/20/24-2/20/28                 Tsy         113,067       116,181
   6.625%, 10/20/25-12/20/27               Tsy          39,247        40,502
   6.75%, 7/20/25-9/20/27                  Tsy          26,598        27,531
   9.00%, 11/15/16                         Tsy              94           102
   10.00%, 11/15/09-8/15/19                Tsy             458           517
   10.50%, 6/15/12-12/15/20                Tsy             248           285
   11.00%, 1/15/10-11/20/19                Tsy              88           102
   11.50%, 10/20/15-9/20/19                Tsy              27            31
   12.00%, 8/15/15                         Tsy               8            10
----------------------------------------------------------------------------
GROUP TOTAL                                                          185,263
----------------------------------------------------------------------------
ASSET BACKED CORPORATES (14.4%)
Associates Automobile Receivables
 Trust,
 Series 00-1 A3
   7.30%, 1/15/04                          AAA             173           176
Capital Auto Receivables Asset Trust,
 Series 02-2 A2
   2.89%, 4/15/04                          AAA          73,355        73,832
Centex Home Equity,
 Series:
   01-C A1
   3.34%, 7/25/19                          AAA          23,210        23,300
   02-A AF1
   2.91%, 12/25/16                         AAA             130           130
Chase Manhattan Auto Owner Trust,
 Series:
   01-B A2
   2.44%, 6/15/04                          AAA          32,251        32,310
   02-A A2
   2.63%, 10/15/04                         AAA             120           120
CIT Marine Trust,
 Series 99-A A2
   5.80%, 4/15/10                          AAA              96            98
DaimlerChrysler Auto Trust,
 Series:
   00-C A3
   6.82%, 9/6/04                           AAA           1,755         1,785
   00-E A2
   6.21%, 12/8/03                          AAA           4,693         4,712

                                        ++RATINGS         FACE
                                        (STANDARD       AMOUNT         VALUE
                                        & POOR'S)        (000)        (000)+
----------------------------------------------------------------------------
   00-E A3
   6.11%, 11/8/04                          AAA     $    85,120   $    87,238
   01-C A2
   3.71%, 7/6/04                           AAA          74,509        74,990
   02-A A2
   2.90%, 12/6/04                          AAA         146,740       147,855
First Security Auto Owner Trust,
 Series 99-1 A4
   5.74%, 6/15/04                          AAA             179           180
Ford Credit Auto Owner Trust,
 Series:
   01-B A4
   5.12%, 10/15/04                         AAA          83,000        84,459
   02-B A2A
   2.97%, 6/15/04                          AAA         120,175       120,829
Harley-Davidson Eaglemark Motorcycle Trust,
 Series:
   98-2 A2
   5.87%, 4/15/04                          AAA              48            48
   99-1 A2
   5.52%, 2/15/05                          AAA              64            65
   99-2 A2
   6.28%, 5/15/05                          AAA             210           214
   02-1 A1
   3.02%, 9/15/06                          AAA          70,089        70,823
Honda Auto Receivables Owner Trust,
 Series:
   00-1 A3
   6.62%, 7/15/04                          AAA           1,168         1,188
   01-3 A2
   2.76%, 2/18/04                          AAA          25,890        25,952
+?Lehman Structured Securities Corp.,
 Series 01-GE5 A2
   7.00%, 10/26/29                         Aaa         140,223        17,264
MBNA Master Credit Card Trust,
 Series 97-J A
   1.943%, 2/15/07                         AAA             400           400
National City Auto Receivable Trust,
 Series 02-A A2
   3.00%, 1/15/05                          AAA          80,000        80,549

    The accompanying notes are an integral part of the financial statements.

ADVISORY MORTGAGE PORTFOLIO

2002 ANNUAL REPORT
September 30, 2002
                                                                               9

                                        ++RATINGS         FACE
                                        (STANDARD       AMOUNT         VALUE
                                        & POOR'S)        (000)        (000)+
----------------------------------------------------------------------------
ASSET BACKED CORPORATES (CONT'D)
Nissan Auto Receivables Owner Trust,
 Series:
   00-A A3
   7.01%, 9/15/03                          AAA     $        29   $        29
   00-C A3
   6.72%, 8/16/04                          AAA           2,125         2,164
   01-C A2
   3.77%, 2/17/04                          AAA          22,671        22,774
   02-B A2
   3.07%, 8/16/04                          AAA         106,000       106,891
Peco Energy Transition Trust,
 Series 99-A A2
   5.63%, 3/1/05                           AAA              99           101
Premier Auto Trust,
 Series 99-2 A4
   5.59%, 2/9/04                           AAA             204           206
+SSB RV Trust,
 Series T-31 A1
   2.89%, 12/15/08                         Aaa          21,387        21,499
Toyota Auto Receivables Owner Trust,
 Series 01-C A2
   3.77%, 7/15/04                          AAA             114           114
+West Penn LLC Transition Bonds,
 Series T-31 A1
   6.63%, 12/26/05                         Aaa           7,951         8,210
----------------------------------------------------------------------------
GROUP TOTAL                                                        1,010,505
----------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- AGENCY COLLATERAL SERIES (6.2%)
Federal Home Loan Mortgage
 Corporation,
 Series:
   13-B IO REMIC
   10.00%, 6/1/20                          Agy             332            44
   1364-E Inv Fl IO
   17.745%, 9/15/07                        Agy           2,699           682
   ##1377-F REMIC
   2.375%, 9/15/07                         Agy           1,805         1,812
   1395-S Inv Fl IO
   6.529%, 10/15/22                        Agy           7,104           774
   1415-S Inv Fl IO
   37.875%, 11/15/07                       Agy             123            67
   1476-S Inv Fl IO REMIC PAC
   6.487%, 2/15/08                         Agy           1,329           119
   1485-S Inv Fl IO REMIC
   7.725%, 3/15/08                         Agy           1,079           113
   16-B IO REMIC
   10.00%, 6/1/20                          Agy             175            23

                                        ++RATINGS         FACE
                                        (STANDARD       AMOUNT         VALUE
                                        & POOR'S)        (000)        (000)+
----------------------------------------------------------------------------
   1600-SA Inv Fl IO REMIC
   6.125%, 10/15/08                        Agy     $     5,727   $       518
   1707 S Inv Fl IO
   6.925%, 3/15/24                         Agy             894           119
   18-B IO REMIC
   10.00%, 5/1/20                          Agy             102            13
   ##1809-SC IO
   4.787%, 12/15/23                        Agy          66,972         3,282
   ##1887 SH
   21.263%, 3/15/24                        Agy          40,660        18,512
   191 IO
   8.00%, 1/1/28                           Agy           8,828         1,429
   1936-A IO PAC
   1.00%, 2/15/27                          Agy          34,479           703
   195 IO
   7.50%, 4/1/28                           Agy          10,415         1,443
   2006-I IO
   8.00%, 10/15/12                         Agy           1,280           180
   206 IO Strip
   7.50%, 12/1/29                          Agy          19,386         2,444
   207 IO
   7.00%, 4/1/30                           Agy          32,771         3,773
   2111 SB Inv Fl IO
   5.677%, 1/15/29                         Agy             900            73
   215 IO
   8.00%, 7/1/31                           Agy          82,336        12,003
   2163-SA Inv Fl IO
   5.177%, 6/15/29                         Agy          18,457            94
   2193-B Inv Fl IO
   6.577%, 12/15/27                        Agy          50,718         3,292
   ##2198 SA
   6.177%, 6/15/28                         Agy          47,667         3,851
   22 C REMIC PAC
   9.50%, 4/15/20                          Agy             617           640
   2247 SC Inv Fl IO REMIC
   5.677%, 8/15/30                         Agy             263            18
   ##2248-SB IO
   6.677%, 9/15/30                         Agy          31,301         2,657
   2271 PY PAC-1
   6.50%, 3/15/29                          Agy              89            90
   2301 GW
   6.00%, 12/15/12                         Agy             167           170
   63 SA IO
   1.50%, 6/17/27                          Agy           8,297           214
   88-17 I PAC-1 (11)
   9.90%, 10/15/19                         Agy           1,497         1,574

    The accompanying notes are an integral part of the financial statements.

ADVISORY MORTGAGE PORTFOLIO

10

                                        ++RATINGS         FACE
                                        (STANDARD       AMOUNT         VALUE
                                        & POOR'S)        (000)        (000)+
----------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- AGENCY COLLATERAL SERIES (CONT'D)
   88-23 F PAC-1 (11)
   9.60%, 4/15/20                          Agy     $       498   $       524
   89-110 F PAC
   8.55%, 1/15/21                          Agy             219           226
   89-39 F PAC-2 (11)
   10.00%, 5/15/20                         Agy             766           802
   89-47 F PAC-1 (12) REMIC
   10.00%, 6/15/20                         Agy             483           496
   90-164 B12 REMIC
   9.50%, 7/15/21                          Agy           3,000         3,271
   E2 F
   2.175%, 2/15/24                         Agy           1,657         1,658
   FHS 209 IO Strip
   7.50%, 8/15/30                          Agy           1,401           173
   FHS 221 IO Strip
   7.00%, 3/1/32                           Agy          41,728         5,503
Federal National Mortgage Association,
 Series:
   ##00-16 PS
   6.786%, 10/25/29                        Agy           1,049            74
   ##00-23 SB IO
   6.69%, 7/25/30                          Agy           1,995           159
   ##00-26 SP PAC (11)
   6.686%, 8/25/30                         Agy          20,928         1,635
   ##00-31 SB IO
   6.186%, 12/25/27                        Agy           1,097            61
   ##00-32 SM
   6.73%, 10/18/30                         Agy             572            45
   00-38 SC Inv Fl IO
   6.68%, 11/18/30                         Agy          29,352         2,401
   01-4 SA Inv Fl
   5.73%, 2/17/31                          Agy             321            31
   02-18 PG PAC-1
   5.50%, 6/25/08                          Agy          44,654        45,626
   02-W3 A1 Whole Loan
   4.75%, 2/25/17                          Agy          78,436        78,548
   02-W4 A1 Whole Loan
   4.50%, 5/25/42                          Agy           1,447         1,449
   207 2 IO
   8.00%, 2/1/23                           Agy           4,664           716
   264 2 IO
   8.00%, 7/1/24                           Agy          17,211         2,670
   267 2 IO
   8.50%, 10/1/24                          Agy          14,465         2,290
   270-2 IO
   8.50%, 9/1/23                           Agy          14,259         2,384

                                        ++RATINGS         FACE
                                        (STANDARD       AMOUNT         VALUE
                                        & POOR'S)        (000)        (000)+
----------------------------------------------------------------------------
   274 2 IO
   8.50%, 10/1/25                          Agy     $    16,741   $     2,650
   277 2 IO
   7.50%, 4/1/27                           Agy           8,669         1,199
   281-2 IO
   9.00%, 11/1/26                          Agy          14,156         2,236
   296-2 IO
   8.00%, 4/1/24                           Agy             631           100
   306 IO
   8.00%, 5/1/30                           Agy          51,852         7,656
   307 IO
   8.00%, 6/1/30                           Agy          10,197         1,493
   317-1 PO
   8/1/31                                  Agy         131,342       121,696
   317-2
   8.00%, 8/1/31                           Agy         191,336        27,772
   320 IO
   7.00%, 3/1/32                           Agy          56,332         7,710
   323 19 IO
   7.50%, 1/1/32                           Agy             996           120
   43-2 IO
   9.50%, 9/1/18                           Agy               7             2
   89-86 E PAC (11)
   8.75%, 11/25/19                         Agy              36            40
   89-92 G PAC (11)
   8.60%, 12/25/04                         Agy             181           190
   90-106 J PAC
   8.50%, 9/25/20                          Agy             305           337
   90-118 S Inv Fl REMIC
   8.50%, 9/25/20                          Agy             773         1,383
   92-186 S Inv Fl IO
   5.487%, 10/25/07                        Agy           2,182           164
   93-9 SB Inv Fl IO
   8.00%, 1/25/23                          Agy           6,177         1,941
   ##94-97 FC REMIC
   2.544%, 3/25/24                         Agy           2,577         2,580
   97-30 SI Inv Fl IO
   6.156%, 7/25/22                         Agy              11             1
   97-42 SG Inv Fl IO
   6.156%, 7/18/27                         Agy           8,663           712
   97-53 PI IO PAC
   8.00%, 8/18/27                          Agy           2,247           365
   97-57 PJ IO
   7.50%, 10/18/26                         Agy           8,202           417
   97-57 PV IO PAC
   8.00%, 9/18/27                          Agy          33,115         5,404

    The accompanying notes are an integral part of the financial statements.

ADVISORY MORTGAGE PORTFOLIO

2002 ANNUAL REPORT
September 30, 2002
                                                                              11

                                        ++RATINGS         FACE
                                        (STANDARD       AMOUNT         VALUE
                                        & POOR'S)        (000)        (000)+
----------------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS -- AGENCY COLLATERAL SERIES (CONT'D)
   97-59 JA IO
   8.00%, 7/18/27                          Agy     $     6,187   $     1,017
   97-61 PK IO REMIC
   8.00%, 8/18/27                          Agy          10,438         1,695
   98-66 QH Inv Fl IO
   6.386%, 5/25/26                         Agy             476             2
   98-66 QK Inv Fl IO
   6.386%, 12/25/28                        Agy          24,291         2,271
   99-42 SA Inv Fl IO
   6.386%, 10/25/28                        Agy          31,473         2,833
   G92-52 SQ Inv Fl IO REMIC
   8.00%, 9/25/22                          Agy               9         2,258
   G92-53 S Inv Fl IO REMIC
   8.50%, 9/25/22                          Agy           1,020         1,172
 ##G93-11 FA
   2.244%, 12/25/08                        Agy           3,865         3,875
 Government National Mortgage
 Association,
 Series:
   97-14 SB Inv Fl IO
   6.125%, 9/16/27                         Tsy             660            59
   01-22 SM Inv Fl IO
   6.33%, 5/20/31                          Tsy          27,880         2,682
 ##99-27 SE
   6.777%, 8/16/29                         Tsy         101,505        11,074
   99-30 S Inv Fl IO
   6.777%, 8/16/29                         Tsy           7,499           651
   99-30 SA Inv Fl IO
   6.177%, 4/16/29                         Tsy         132,470        11,353
  +Kidder Peabody Mortgage Assets Trust,
 Series 87 B IO CMO
   9.50%, 4/22/18                          Aaa              73            14
 ----------------------------------------------------------------------------
 GROUP TOTAL                                                          438,592
 ----------------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS -- NON-AGENCY COLLATERAL SERIES (0.8%)
 American Housing Trust,
 Series:
   IV 2
   9.553%, 9/25/20                         A             1,125         1,123
   V 1G
   9.125%, 4/25/21                         AAA           2,624         2,728
 Countrywide Funding Corp.,
 Series 95-4 M
   7.50%, 9/25/25                          AAA           4,442         4,475
 GE Capital Mortgage Services, Inc.,
 Series 94-14 A7
   7.50%, 4/25/24                          AAA           4,000         4,177

                                        ++RATINGS         FACE
                                        (STANDARD       AMOUNT         VALUE
                                        & POOR'S)        (000)        (000)+
 ----------------------------------------------------------------------------
 Lehman ABS Manufactured Housing Contract,
  Series 01-B A1
   3.01%, 3/15/10                          AAA     $    34,200   $    34,410
 Mid-State Trust II,
  Series 2 A4
   9.625%, 4/1/03                          AAA           8,128         8,300
 Sears Mortgage Securities,
  Series 89-A 1
   9.00%, 9/25/19                          N/R              36            36
 ----------------------------------------------------------------------------
 GROUP TOTAL                                                           55,249
 ----------------------------------------------------------------------------
 COMMERCIAL MORTGAGES (0.4%)
 Asset Securitization Corp.,
  Series 97-D5 A1A
   6.50%, 2/14/41                          AAA              63            65
?Carousel Center Finance, Inc.,
 Series:
   1-A1
   6.828%, 11/15/07                        AA            4,925         4,951
   1-C
   7.527%, 11/15/07                        BBB+            394           396
   1-B
   7.188%, 11/15/07                        A            17,175        17,273
  +Midland Realty Acceptance Corp.,
 Series 96-C2 A1
   7.02%, 1/25/29                          Aaa              90            92
   ##Nomura Asset Securities Corp.,
 Series 94-MD1 A3
   9.531%, 3/15/18                         N/R           2,871         2,583
 ----------------------------------------------------------------------------
 GROUP TOTAL                                                           25,360
 ----------------------------------------------------------------------------
 NON-AGENCY FIXED RATE MORTGAGES (0.1%)
 California Federal Savings & Loan,
  Series 86-1A
   8.80%, 1/1/14                           AA               16            16
 Coast Federal,
  Series 84-3
   7.941%, 3/1/06                          N/R              34            34
 First Federal Savings & Loan
  Association,
  Series 92-C
   8.75%, 6/1/06                           AA               29            29
 Gemsco Mortgage Pass Through Certificate,
  Series 87-A
   8.70%, 11/25/10                         AA              173           173
 Ryland Acceptance Corp. IV,
  Series 79-A
   6.65%, 7/1/11                           AA+           2,549         2,670

    The accompanying notes are an integral part of the financial statements.

   ADVISORY MORTGAGE PORTFOLIO

   12

                                           ++RATINGS         FACE
                                           (STANDARD       AMOUNT         VALUE
                                           & POOR'S)        (000)        (000)+
   ----------------------------------------------------------------------------
   NON-AGENCY FIXED RATE MORTGAGES (CONT'D)
   Sears Mortgage Securities,
    Series 82-3
      10.00%, 11/1/12                         AA      $        20   $        20
   Shearson American Express,
    Series A
      9.625%, 12/1/12                         AA              157           157
   ----------------------------------------------------------------------------
   GROUP TOTAL                                                            3,099
   ----------------------------------------------------------------------------
   TOTAL FIXED INCOME SECURITIES (Cost $11,829,795)                  11,913,649
   ----------------------------------------------------------------------------

                                                           SHARES
                                                           ------
   PREFERRED STOCKS (1.1%)
   ----------------------------------------------------------------------------
   MORTGAGES -- OTHER (1.1%)
 +?Home Ownership Funding Corp.
    13.33% (Cost $74,439)                     Aaa         127,425        82,224
   ----------------------------------------------------------------------------
                                                             FACE
                                                           AMOUNT
                                                            (000)
                                                           ------
   STRUCTURED INVESTMENT (0.0%)
   Morgan Guaranty Trust Co., 11/20/05;
    monthly payments equal to 1% per
    annum of the outstanding notional
    balance, indexed to GNMA ARM pools
    (Cost $6,259)                             N/R     $    57,285           721
   ----------------------------------------------------------------------------
   CASH EQUIVALENTS (6.6%)
   ----------------------------------------------------------------------------
   U.S. TREASURY SECURITIES (0.5%)
  @U.S. Treasury Bill
    1.53%, 10/17/02                                        25,000        24,982
    1.52%, 1/16/03                                         10,000         9,955
   ----------------------------------------------------------------------------
   GROUP TOTAL                                                           34,937
   ----------------------------------------------------------------------------
   COMMERCIAL PAPER (1.5%)
   Barclays US Funding Corp.
    1.71%, 12/12/02                                        20,000        19,932
   Citicorp
    1.74%, 11/26/02                                        30,000        29,917
   Proctor & Gamble Co.
    1.71%, 11/8/02                                         30,000        29,945

                                                             FACE
                                                           AMOUNT         VALUE
                                                            (000)        (000)+
   ----------------------------------------------------------------------------
   UBS Finance (Del) LLC
    1.72%, 10/11/02                                   $    16,000   $    15,991
  ?Wal Mart Stores, Inc.
    1.75%, 10/16/02                                         7,400         7,394
   ----------------------------------------------------------------------------
   GROUP TOTAL                                                          103,179
   ----------------------------------------------------------------------------
   REPURCHASE AGREEMENT (4.6%)
 **J.P. Morgan Securities Inc., 1.87%,
    dated 9/30/02, due 10/1/02                            322,638       322,638
   ----------------------------------------------------------------------------
   TOTAL CASH EQUIVALENTS (Cost $460,748)                               460,754
   ----------------------------------------------------------------------------
   TOTAL INVESTMENTS (177.1%) (Cost $12,371,241)                     12,457,348
   ----------------------------------------------------------------------------
   OTHER ASSETS AND LIABILITIES (-77.1%)
   Cash                                                                  24,269
   Receivable for Forward Commitments                                 2,630,772
   Due from Broker                                                      305,204
   Receivable for Investments Sold                                       87,955
   Interest Receivable                                                   15,678
   Receivable for Daily Variation Margin on Futures
    Contracts                                                             2,411
   Receivable from Investment Adviser                                       392
   Other Assets                                                             115
   Payable for Forward Commitments                                   (7,841,495)
   Net Unrealized Loss on Swap Agreements                              (282,022)
   Securities Sold Short at Value (Proceeds
    $243,200)                                                          (243,777)
   Payable for Investments Purchased                                    (82,919)
   Payable for Fund Shares Redeemed                                     (38,297)
   Payable for Administrative Fees                                         (618)
   Payable for Trustees' Fees and Expenses                                 (319)
   Other Liabilities                                                       (297)
                                                                    -----------
                                                                     (5,422,948)
   ----------------------------------------------------------------------------
   NET ASSETS (100%)                                                $ 7,034,400
   ----------------------------------------------------------------------------
   INSTITUTIONAL CLASS
   ----------------------------------------------------------------------------
   NET ASSETS
   Applicable to 654,860,174 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                $ 7,034,400
   ----------------------------------------------------------------------------
   NET ASSET VALUE PER SHARE                                             $10.74
   ----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ADVISORY MORTGAGE PORTFOLIO

2002 ANNUAL REPORT
September 30, 2002
                                                                              13

                                                                       VALUE
                                                                      (000)+
----------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-in Capital                                                 $ 6,858,384
 Undistributed Net Investment Income (Loss)                           45,914
 Undistributed Realized Net Gain (Loss)                              288,321
 Unrealized Appreciation (Depreciation) on:
   Investment Securities                                              86,107
   Futures, Swaps and Short Sales                                   (244,326)
----------------------------------------------------------------------------
NET ASSETS                                                       $ 7,034,400
----------------------------------------------------------------------------

                                                          FACE
                                                        AMOUNT         VALUE
                                                         (000)         (000)
----------------------------------------------------------------------------
SECURITIES SOLD SHORT -- DEBT INSTRUMENTS:
----------------------------------------------------------------------------
AGENCY FIXED RATE MORTGAGES:
 Federal National Mortgage
   Association,
   October TBA: 7.50%, 10/1/32
 (Proceeds $243,200)                               $   231,000   $   243,777
----------------------------------------------------------------------------

+     See Note A1 to Financial Statements.
++    Ratings are unaudited.
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
?     144A security. Certain conditions for public sale may exist.
@ A portion of these securities was pledged to cover margin requirements for futures contracts.
! Moody's Investors Service, Inc. rating. Security is not rated by Standard & Poor's Corporation.
## Variable or floating rate security -- rate disclosed is as of September 30, 2002.
??    Security is subject to delayed delivery.
CMO   Collateralized Mortgage Obligation
Inv Fl Inverse Floating Rate -- Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2002.
IO    Interest Only
N/R   Not rated by Moody's Investors Service, Inc. or Standard & Poor's
      Corporation.
PAC   Planned Amortization Class
PO    Principal Only
REMIC Real Estate Mortgage Investment Conduit
TBA   To be announced.

    The accompanying notes are an integral part of the financial statements.

14

Statement of Operations
For the Year Ended September 30, 2002

                                                             ADVISORY FOREIGN     ADVISORY FOREIGN
                                                               FIXED INCOME        FIXED INCOME II            ADVISORY
                      (IN THOUSANDS)                            PORTFOLIO             PORTFOLIO          MORTGAGE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                            $      --             $     --                $    5,331
Interest+                                                                7,675                2,215                   313,046
-----------------------------------------------------------------------------------------------------------------------------
Total Income                                                             7,675                2,215                   318,377
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Services                                               614                  177                    27,615
Administrative Fee                                                         137                   39                     6,399
Custodian Fee                                                               47                   17                       772
Audit Fee                                                                   23                   20                        54
Legal Fee                                                                    4                    3                       130
Filing & Registration Fee                                                   17                   16                       149
Trustees' Fees and Expenses                                                  2                    2                        --
Other Expenses                                                               9                    2                       295
-----------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                             853                  276                    35,414
-----------------------------------------------------------------------------------------------------------------------------
Waiver of Investment Advisory Fees                                        (614)                (177)                  (27,615)
Reimbursement of Expenses                                                   --                  (23)                   (1,492)
Expense Offset                                                             (47)                  (5)                     (515)
-----------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                               192                   71                     5,792
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                             7,483                2,144                   312,585
-----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities                                                    6,112                1,484                   350,215
Foreign Currency Transactions                                           13,175                3,835                        --
Futures, Swaps and Short Sales                                              --                   --                   211,666
-----------------------------------------------------------------------------------------------------------------------------
Realized Net Gain (Loss)                                                19,287                5,319                   561,881
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities                                                   (3,877)              (1,203)                  (19,830)
Foreign Currency Translations                                             (146)                 (64)                       --
Futures, Swaps and Short Sales                                              --                   --                  (256,422)
-----------------------------------------------------------------------------------------------------------------------------
Net Unrealized Appreciation (Depreciation)                              (4,023)              (1,267)                 (276,252)
-----------------------------------------------------------------------------------------------------------------------------
Net Gain (Loss)                                                         15,264                4,052                   285,629
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                         $  22,747             $  6,196                $  598,214
-----------------------------------------------------------------------------------------------------------------------------

+ Net of $225 and $22 withholding tax for the Advisory Foreign Fixed Income and
  Advisory Foreign Fixed Income II Portfolios, respectively.

    The accompanying notes are an integral part of the financial statements.

2002 ANNUAL REPORT
September 30, 2002
                                                                              15

Statement of Changes in Net Assets

                                                  ADVISORY FOREIGN             ADVISORY FOREIGN                      ADVISORY
                                            FIXED INCOME PORTFOLIO    FIXED INCOME II PORTFOLIO            MORTGAGE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                              YEAR                         YEAR                          YEAR
                                                             ENDED                        ENDED                         ENDED
                                                     SEPTEMBER 30,                SEPTEMBER 30,                 SEPTEMBER 30,
(IN THOUSANDS)                                2001         2002          2001           2002          2001           2002
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income (Loss)               $   7,691    $   7,483     $  1,693       $  2,144     $   422,358    $   312,585
 Realized Net Gain (Loss)                      (1,205)      19,287          (60)         5,319         373,139        561,881
 Change in Unrealized Appreciation
 (Depreciation)                                 4,990       (4,023)       1,322         (1,267)         82,245       (276,252)
---------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets
 Resulting from Operations                     11,476       22,747        2,955          6,196         877,742        598,214
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
INSTITUTIONAL CLASS:
 Net Investment Income                         (3,954)      (8,518)        (474)        (2,936)       (442,754)      (518,033)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
 Issued                                       223,102        5,120       57,198          2,086       1,809,398      2,209,949
 In Lieu of Cash Distributions                  3,456        7,266          321          2,235         354,027        421,712
 Redeemed                                     (27,575)    (233,459)      (3,796)       (63,410)     (1,654,014)    (3,641,011)
---------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) from Capital
 Share Transactions                           198,983     (221,073)      53,723        (59,089)        509,411     (1,009,350)
---------------------------------------------------------------------------------------------------------------------------------
 Total Increase (Decrease)                    206,505     (206,844)      56,204        (55,829)        944,399       (929,169)
NET ASSETS:
 Beginning of Period                            9,052      215,557        1,806         58,010       7,019,170      7,963,569
---------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                               $ 215,557    $   8,713     $ 58,010       $  2,181     $ 7,963,569    $ 7,034,400
---------------------------------------------------------------------------------------------------------------------------------
 Undistributed Net Investment Income
 (Loss) Included in End of Period Net
 Assets                                     $   3,614    $     483     $  1,214       $    (34)    $    82,244    $    45,914
---------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
INSTITUTIONAL CLASS:
 Shares Issued                                 58,082        1,284        5,454            191         174,106        208,426
 In Lieu of Cash Distributions                    924        1,830           31            206          34,674         39,915
 Shares Redeemed                               (7,142)     (55,334)        (349)        (5,522)       (161,468)      (342,820)
---------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Institutional
 Class Shares Outstanding                      51,864      (52,220)       5,136         (5,125)         47,312        (94,479)
---------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

16

Financial Highlights
ADVISORY FOREIGN FIXED INCOME PORTFOLIO
Institutional Class

                                                                         YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 1998      1999      2000      2001      2002
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 10.32   $ 10.18   $ 3.85   $   3.71   $ 3.97
----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.48+     0.19+    0.18+      0.19+    0.18+
  Net Realized and Unrealized Gain (Loss) on Investments         0.48        --     0.03       0.21     0.19
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             0.96      0.19     0.21       0.40     0.37
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (1.10)    (5.52)   (0.35)     (0.14)   (0.17)
  Realized Net Gain                                                --     (1.00)      --         --       --
----------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (1.10)    (6.52)   (0.35)     (0.14)   (0.17)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $ 10.18   $  3.85   $ 3.71   $   3.97   $ 4.17
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                   10.19%     2.87%    5.86%     11.12%    9.73%
----------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $17,683   $14,322   $9,052   $215,557   $8,713
Ratio of Expenses to Average Net Assets(1)                      0.12%     0.15%    0.16%      0.14%    0.15%
Ratio of Net Investment Income to Average Net Assets            4.84%     4.24%    4.87%      5.02%    4.51%
Portfolio Turnover Rate                                          318%        0%       0%        10%      54%
----------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Reduction in Ratio due to Expense Reimbursement and/or
  Waiver                                                        0.38%     0.39%    0.57%      0.37%    0.37%
  Ratio Including Expense Offsets                               0.12%     0.14%    0.15%      0.13%    0.12%
----------------------------------------------------------------------------------------------------------------

+ Per share amount is based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

2002 ANNUAL REPORT
September 30, 2002
                                                                              17

Financial Highlights
ADVISORY FOREIGN FIXED INCOME II PORTFOLIO
Institutional Class

                                                              JUNE 20, 2000**
                                                                    TO                 YEAR ENDED
                                                               SEPTEMBER 30,        SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                     2000          2001      2002
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $       10.00    $ 10.18   $ 10.92
-----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                          0.14+      0.50+     0.48+
  Net Realized and Unrealized Gain (Loss) on Investments                0.04       0.51      0.79
-----------------------------------------------------------------------------------------------------
    Total from Investment Operations                                    0.18       1.01      1.27
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                   --      (0.27)    (0.59)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $       10.18    $ 10.92   $ 11.60
-----------------------------------------------------------------------------------------------------
TOTAL RETURN                                                           1.80%++   10.13%    12.07%
-----------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                          $       1,806    $58,010   $ 2,181
Ratio of Expenses to Average Net Assets(1)                             0.15%*     0.16%     0.16%
Ratio of Net Investment Income to Average Net Assets                   5.09%*     4.80%     4.51%
Portfolio Turnover Rate                                                   0%++       4%       59%
-----------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Reduction in Ratio due to Expense Reimbursement and/or
  Waiver                                                               3.02%*     0.43%     0.42%
  Ratio Including Expense Offsets                                      0.15%*     0.15%     0.15%
-----------------------------------------------------------------------------------------------------

*  Annualized
** Commencement of Operations
+  Per share amount is based on average shares outstanding.
++  Not Annualized.

    The accompanying notes are an integral part of the financial statements.

18

Financial Highlights
ADVISORY MORTGAGE PORTFOLIO
Institutional Class

                                                                                YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                1998          1999          2000          2001          2002
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    10.59    $    10.86    $    10.03    $    10.00    $    10.63
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                          0.69          0.66          0.72          0.62          0.46
  Net Realized and Unrealized Gain (Loss) on Investments         0.36         (0.69)        (0.08)         0.66          0.41
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.05         (0.03)         0.64          1.28          0.87
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.67)        (0.58)        (0.67)        (0.65)        (0.76)
  Realized Net Gain                                             (0.11)        (0.22)           --            --            --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.78)        (0.80)        (0.67)        (0.65)        (0.76)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $    10.86    $    10.03    $    10.00    $    10.63    $    10.74
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                   10.36%        (0.32%)        6.76%        13.30%         8.49%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                      $6,396,764    $8,463,568    $7,019,170    $7,963,569    $7,034,400
Ratio of Expenses to Average Net Assets(1)                      0.09%         0.09%         0.09%         0.09%         0.09%
Ratio of Net Investment Income to Average Net Assets            6.83%         6.62%         7.19%         6.01%         4.24%
Portfolio Turnover Rate                                          126%           94%           49%          134%          112%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Reduction in Ratio due to Expense Reimbursement and/or
  Waiver                                                        0.40%         0.39%         0.38%         0.39%         0.40%
  Ratio Including Expense Offsets                               0.08%         0.08%         0.08%         0.08%         0.08%
---------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

2002 ANNUAL REPORT
September 30, 2002
                                                                              19

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. At September 30, 2002, the Fund was comprised of twenty-two active portfolios. The accompanying financial statements and financial highlights are those of the Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and Advisory Mortgage Portfolios (each referred to as a "Portfolio") only. For the purposes of the 1940 Act, Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios are considered non-diversified funds; Advisory Mortgage Portfolio is considered a diversified fund. The financial statements of the remaining portfolios are presented separately.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

 1. Security Valuation: Market values for equity securities listed on the New York Stock Exchange ("NYSE") or other U.S. exchanges or NASDAQ are based on the latest quoted sales prices as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on the valuation date; securities not traded on the valuation date are valued at the mean of the most recent quoted bid and asked prices. Equity securities not listed are valued at the mean of the most recent bid and asked prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices. Bonds and other fixed income securities are valued using brokers' quotations or on the basis of prices, provided by a pricing service, which are based primarily on institutional size trading in similar groups of securities. Mortgage-backed securities issued by certain government-related organizations are valued using brokers' quotations which are based on a matrix system which considers such factors as other security prices, yields and maturities. Short term securities maturing in 60 days or less are valued using the amortized cost method of valuation, which in the opinion of the Board of Trustees reflects fair value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Trustees, although actual calculations may be done by others.

 2. Repurchase Agreements: Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of a default; however, in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be subject to legal proceedings.

    Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Portfolios may transfer their uninvested cash balances into a joint trading account with other Portfolios of the Fund which invests in one or more repurchase agreements. Any such joint repurchase agreement is covered by the same collateral requirements as discussed above.

 3. Futures: Financial futures contracts (secured by cash and securities deposited with brokers as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). Initial margin is included in "Due from Broker" on the Statement of Net Assets. When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statement of Operations.

    Futures contracts may be used by each Portfolio in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits from the value of the related securities.

    Futures contracts involve market risk that may exceed the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in the prices of securities relating to these instruments. The change in value of futures contracts primarily corresponds with the value of their related securities, but may not precisely correlate with the change in value of such securities. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

 4. Securities Sold Short: Each Portfolio may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at their market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid high grade debt obligations. In addition, the Portfolio will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Portfolios involve

20

    certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

 5. Swap Agreements: Each Portfolio may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another instrument. Cash collateral for swap agreements, if applicable, is deposited with the broker serving as counterparty to the agreement, and is included in "Due from (to) Broker" on the Statement of Net Assets. The following summarizes swaps entered into by the Portfolios:

   Credit Default Swaps: Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

   Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

   Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

    Realized gains or losses on maturity or termination of swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the unrealized gain\loss reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received, if any, at the date of default.

 6. Structured Investments: Each Portfolio may invest in structured investments whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. A Portfolio uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

 7. Delayed Delivery Commitments: Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securities or cash is designated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reached certain levels, a Portfolio may lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations.

 8. Foreign Exchange and Forward Currency Contracts: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent of amounts actually received or paid.

    A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Each Portfolio may enter into forward foreign currency contracts to protect securities and related receivables and payables against future changes in foreign exchange rates. Fluctuations in the value of such contracts are recorded as unrealized appreciation or depreciation; realized gains or losses, which are disclosed in the Statement of Operations, include net gains or losses on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract, if any, at the date of default. Risks may

2002 ANNUAL REPORT
September 30, 2002
                                                                              21

    also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

    At September 30, 2002, the Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolio's net assets included foreign denominated securities and currency. The net assets of these Portfolios are presented at the foreign exchange rates and market values at the close of the period. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the component of realized and unrealized foreign currency gains (losses) representing foreign exchange changes on investments is included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision, relative currency valuation fluctuation and regulation of foreign securities markets and the possibility of political or economic instability.

 9. Other: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold.

    Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets.

B. INVESTMENT ADVISORY FEE. Under the terms of an Investment Advisory Agreement, each Portfolio pays Morgan Stanley Investments LP ("MSI LP" or "the "Adviser"), wholly-owned by an indirect subsidiary of Morgan Stanley, for investment advisory services performed at a fee calculated by applying a quarterly rate based on an annual percentage rate of 0.375% of the Portfolio's average daily net assets for the quarter.
The Adviser has voluntarily agreed to reduce the fees payable to it and, if necessary, reimburse the Portfolios if annual operating expenses exceed 0.15%, 0.15% and 0.08% of average daily net assets of the Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and Advisory Mortgage Portfolios, respectively.

C. ADMINISTRATION FEE. MSI LP serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Agreement, MSI LP receives an annual fee accrued daily and payable monthly, of 0.08% of each Portfolio's average daily net assets. J.P. Morgan Investor Services Co. serves as Transfer Agent to the Fund and provides fund accounting and other services pursuant to a sub-administration agreement with MSI LP and receives compensation from MSI LP for these services.

D. DISTRIBUTOR. Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly owned subsidiary of the Adviser, is the distributor for the Fund. MSDI is a limited-purpose broker/dealer whose only function is to distribute open-end mutual fund shares.

E. CUSTODY. JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

F. EXPENSE OFFSETS. The Portfolios have entered into an arrangement with their custodian whereby credits realized on uninvested balances were used to offset a portion of each applicable fund's expenses. These custodian credits are shown as "expense offset" on the Statement of Operations.

G. TRUSTEES' FEES. Each Trustee of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Trustees' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Trustees may elect to defer payment of a percentage of their total fees earned as a Trustee of the Fund. These deferred portions are treated, based on an election by the Trustee, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable, under the Compensation Plan, at September 30, 2002, totaled $326,000 and are included in Trustees' Fees and Expenses Payable for the applicable Portfolios on the Statements of Net Assets. The deferred portion of Trustees' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Trustee. For the fiscal year ended September 30, 2002, Trustees' Fees and Expenses were reduced by approximately $143,000, due to these fluctuations.

H. PORTFOLIO INVESTMENT ACTIVITY.

 1. Purchases and Sales of Securities. For the year ended September 30, 2002, purchases and sales of investment securities other than temporary cash investments and long-term U.S. government securities were:

                                                       (000)
                                             --------------------------
PORTFOLIO                                     PURCHASES        SALES
-----------------------------------------------------------------------
Advisory Foreign Fixed Income                $    74,264    $   291,367
Advisory Foreign Fixed Income II                  21,865         76,689
Advisory Mortgage                             12,392,264     11,872,927

22

For the year ended September 30, 2002, purchases and sales of long-term U.S. government securities were:

                                                       (000)
                                             --------------------------
PORTFOLIO                                     PURCHASES        SALES
-----------------------------------------------------------------------
Advisory Foreign Fixed Income                      8,918          8,884
Advisory Foreign Fixed Income II                   3,666          3,651
Advisory Mortgage                                396,375        405,923

 2. Forward Foreign Currency Contracts. Under the terms of the forward foreign currency contracts open at September 30, 2002, the Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios are obligated to deliver or receive currency in exchange for U.S. dollars as indicated in the following table:

                                                     (000)
                       -----------------------------------------------------------------
                                                                               NET
                                        IN                                  UNREALIZED
                       CURRENCY TO   EXCHANGE    SETTLEMENT                APPRECIATION
PORTFOLIO                DELIVER        FOR         DATE        VALUE     (DEPRECIATION)
----------------------------------------------------------------------------------------
Advisory Foreign Fixed Income
Sales:                   EUR 7,670   US$ 7,597    10/28/02    US$ 7,567           US$ 30
                                                                          --------------
Advisory Foreign Fixed Income II
Sales:                   EUR 1,850   US$ 1,832    10/28/02    US$ 1,825            US$ 7
                                                                          --------------

---------------
EUR -- Euro
US$ -- U.S. Dollar
3. Futures Contracts. At September 30, 2002, the Advisory Mortgage Portfolio had the following futures contracts open:

                                                                   UNREALIZED
                          NUMBER                                  APPRECIATION
                            OF          VALUE       EXPIRATION   (DEPRECIATION)
PORTFOLIO                CONTRACTS      (000)          DATE          (000)
-------------------------------------------------------------------------------
Advisory Mortgage
Purchases:
   U.S. Treasury
     Long Bond               6,825    US$ 779,756       Dec-02       US$ 44,349
                                                                 --------------
Sales:
   U.S. Treasury
     2 yr. Note                 10    US$  (2,149)      Dec-02              (10)
   U.S. Treasury
     5 yr. Note              1,500   US$ (171,422)      Dec-02           (3,535)
   U.S. Treasury
     10 yr. Note             4,562   US$ (528,764)      Dec-02             (388)
   Eurodollar                  393    US$ (96,771)      Mar-03             (333)
   Eurodollar                  393    US$ (96,614)      Jun-03             (435)
   Eurodollar                  393    US$ (96,305)      Sep-03             (480)
   Eurodollar                  393    US$ (95,931)      Dec-03             (462)
   Eurodollar                  393    US$ (95,602)      Mar-04             (433)
                                                                 --------------
                                                                      US$(6,076)
                                                                 --------------
                                                                  Net US$38,273
                                                                 --------------

---------------
US$ -- U.S. Dollar

 4. Swap Agreements. At September 30, 2002, the Advisory Mortgage Portfolio had the following open Interest Rate and Total Return Swap Agreements:

                                                               UNREALIZED
NOTIONAL                                                      APPRECIATION
AMOUNT                                                       (DEPRECIATION)
(000)                        DESCRIPTION                         (000)
---------------------------------------------------------------------------
                                                          Advisory Mortgage
$ 71,850   Agreement with Bank of America Corp. terminating
           October 17, 2002 to pay 3 month LIBOR less 32
           basis points, and receive if positive (pay if
           negative), the total rate of return on the Banc
           of America Securities LLC AAA 10-year Commercial
           Mortgage-Backed Securities Daily Index.             $   6,107
$ 69,200   Agreement with Bank of America Corp. terminating
           October 22, 2002 to pay at a fixed rate of
           1.462% and, receive if positive (pay if
           negative), the total rate of return on the Banc
           of America Securities LLC AAA 10-year Commercial
           Mortgage-Backed Securities Daily Index.                 5,020

2002 ANNUAL REPORT
September 30, 2002
                                                                              23

                                                               UNREALIZED
NOTIONAL                                                      APPRECIATION
AMOUNT                                                       (DEPRECIATION)
(000)                        DESCRIPTION                         (000)
---------------------------------------------------------------------------
$ 28,100   Agreement with Bank of America Corp. terminating
           October 31, 2002 to pay 4.5 month LIBOR, and
           receive if positive (pay if negative), the total
           rate of return on the Banc of America Securities
           LLC AAA 10-year Commercial Mortgage-Backed
           Securities Daily Index.                             $   2,482
$ 69,800   Agreement with Bank of America Corp. terminating
           December 18, 2002 to pay 3 month LIBOR less 30
           basis points, and receive if positive (pay if
           negative), the total rate of return on the Banc
           of America Securities LLC AAA 10-year Commercial
           Mortgage-Backed Securities Daily Index.                 4,710
$ 39,900   Agreement with Bank of America Corp. terminating
           December 31, 2002 to pay at a fixed rate of
           1.40% and receive if positive (pay if negative),
           the total rate of return on the Banc of America
           Securities LLC AAA 10-year Commercial
           Mortgage-Backed Securities Daily Index.                 1,201
$ 33,600   Agreement with Bank of America Corp. terminating
           January 31, 2003 to pay 3 month LIBOR less 60
           basis points, and receive if positive (pay if
           negative), the total rate of return on the Banc
           of America Securities LLC AAA 10-year Commercial
           Mortgage-Backed Securities Daily Index.                 2,123
$ 61,100   Agreement with Bank of America Corp. terminating
           February 14, 2003 to pay 3 month LIBOR less 60
           basis points, and receive if positive (pay if
           negative), the total rate of return on the Banc
           of America Securities LLC AAA 10-year Commercial
           Mortgage-Backed Securities Daily Index.                 2,978
$295,900   Agreement with Bank of America Corp. terminating
           September 30, 2004 to pay at a fixed rate of
           2.393% and to receive 3 month LIBOR.                   (1,666)
$187,800   Agreement with Bank of America Corp. terminating
           September 28, 2012 to pay at a fixed rate of
           4.469% and to receive 3 month LIBOR.                   (3,144)
$ 71,650   Agreement with Credit Suisse First Boston
           terminating October 1, 2031 to pay at a fixed
           rate of 5.922% and to receive 3 month LIBOR.           (9,156)
$241,850   Agreement with Goldman Sachs Group terminating
           June 27, 2012 to pay at a fixed rate of 5.378%
           and to receive 3 month LIBOR.                         (22,572)
$338,000   Agreement with Goldman Sachs Group terminating
           June 28, 2012 to pay at a fixed rate of 5.251%
           and to receive 3 month LIBOR.                         (28,037)
$287,000   Agreement with Goldman Sachs Group terminating
           April 5, 2032 to pay at a fixed rate of 6.329%
           and to receive 3 month LIBOR.                         (54,938)
$ 66,950   Agreement with Goldman Sachs Group terminating
           April 25, 2032 to pay at a fixed rate of 6.168%
           and to receive 3 month LIBOR.                         (11,136)

                                                               UNREALIZED
NOTIONAL                                                      APPRECIATION
AMOUNT                                                       (DEPRECIATION)
(000)                        DESCRIPTION                         (000)
---------------------------------------------------------------------------
$180,800   Agreement with Goldman Sachs Group terminating
           April 26, 2032 to pay at a fixed rate of 6.159%
           and to receive 3 month LIBOR.                       $ (29,816)
$224,700   Agreement with Goldman Sachs Group terminating
           June 27, 2032 to pay at a fixed rate of 5.975%
           and to receive 3 month LIBOR.                         (30,611)
$ 41,200   Agreement with Lehman Brothers terminating April
           11, 2003 to pay 3 month LIBOR less 40 basis
           points, and receive if positive (pay if
           negative), the total rate of return on the
           Lehman Brothers CMBS Index.                                --
$104,500   Agreement with Merrill Lynch terminating
           November 19, 2002 to pay 3 month LIBOR less 30
           basis points, and receive if positive (pay if
           negative), the total rate of return on the
           Commercial Mortgage-Backed Securities AAA Custom
           Index.                                                  6,528
$ 55,000   Agreement with Salomon Brothers terminating
           October 31, 2002 to pay 3 month LIBOR less 45
           basis points, and receive if positive (pay if
           negative), the total rate of return on the
           Commercial Mortgage-Backed Securities AAA Custom
           Index.                                                  3,478
$ 85,800   Agreement with Salomon Brothers terminating
           November 29, 2002 to pay 3 month LIBOR less 40
           basis points, and receive if positive (pay if
           negative), the total rate of return on the
           Commercial Mortgage-Backed Securities AAA Custom
           Index.                                                  2,642
$ 75,000   Agreement with Salomon Brothers terminating
           December 31, 2002 to pay at a fixed rate of
           1.40% and to receive if positive (pay if
           negative), the total rate of return on the
           Commercial Mortgage-Backed Securities AAA Custom
           Index.                                                  2,309
$100,000   Agreement with Salomon Brothers terminating
           January 31, 2003 to pay 3 month LIBOR less 60
           basis points, and receive if positive (pay if
           negative), the total rate of return on the
           Commercial Mortgage-Backed Securities AAA Custom
           Index.                                                  6,324
$ 50,800   Agreement with Salomon Brothers terminating
           March 31, 2003 to pay 3 month LIBOR less 40
           basis points, and receive if positive (pay if
           negative), the total rate of return on the
           Commercial Mortgage-Backed Securities AAA Custom
           Index.                                                    375
$289,000   Agreement with Salomon Brothers terminating
           March 15, 2012 to pay at a fixed rate of 5.996%
           and to receive 3 month LIBOR.                         (41,512)
$469,500   Agreement with Salomon Brothers terminating
           March 19, 2012 to pay at a fixed rate of 6.043%
           and to receive 3 month LIBOR.                         (69,200)
$ 19,675   Agreement with Salomon Brothers terminating June
           28, 2012 to pay at a fixed rate of 5.213% and to
           receive 3 month LIBOR.                                 (1,572)

24

                                                               UNREALIZED
NOTIONAL                                                      APPRECIATION
AMOUNT                                                       (DEPRECIATION)
(000)                        DESCRIPTION                         (000)
---------------------------------------------------------------------------
$147,140   Agreement with Salomon Brothers terminating
           August 16, 2012 to pay at a fixed rate of 4.55%
           and to receive 3 month LIBOR.                       $  (3,612)
$ 64,000   Agreement with Salomon Brothers terminating June
           7, 2032 to pay at a fixed rate of 6.065% and to
           receive 3 month LIBOR.                                 (9,626)
$ 33,850   Agreement with Salomon Brothers terminating July
           15, 2032 to pay at a fixed rate of 5.814% and to
           receive 3 month LIBOR.                                 (3,759)
$ 64,850   Agreement with Salomon Brothers terminating July
           19, 2032 to pay at a fixed rate of 5.898% and to
           receive 3 month LIBOR.                                 (7,942)
                                                               ---------
                                                               $(282,022)
                                                               =========

I. FEDERAL INCOME TAXES: It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Dividends from net investment income, if any, are declared and paid quarterly for the Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios and monthly for the Advisory Mortgage Portfolio. Net realized capital gains are distributed at least annually.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2001 and 2002 was as follows:

                                                          (000)
                                 -------------------------------------------------------
                                                   2001 DISTRIBUTIONS
                                                       PAID FROM:
                                                        ORDINARY
PORTFOLIO                                                INCOME
----------------------------------------------------------------------------------------
Advisory Foreign Fixed Income                                                   $  3,954
Advisory Foreign Fixed
 Income II                                                                           474
Advisory Mortgage                                                                442,754

                                                          (000)
                                 -------------------------------------------------------
                                                   2002 DISTRIBUTIONS
                                                       PAID FROM:
                                                        ORDINARY
PORTFOLIO                                                INCOME
-------------------------------  -------------------------------------------------------
Advisory Foreign Fixed Income                                                   $  8,518
Advisory Foreign Fixed
 Income II                                                                         8,702
Advisory Mortgage                                                                518,033


                                                          (000)
                                 -------------------------------------------------------
                                                   2002 DISTRIBUTIONS
                                                       PAID FROM:
                                                        LONG-TERM
PORTFOLIO                                             CAPITAL GAIN
-------------------------------  -------------------------------------------------------
Advisory Foreign Fixed Income                                                        $--
Advisory Foreign Fixed
 Income II                                                                             2
Advisory Mortgage                                                                     --

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to a portion of certain redemptions being treated as taxable dividends and/or capital gain distributions as well as differing book and tax treatments for foreign currency transactions.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed realized net gain (loss) and paid-in capital. Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

PORTFOLIO
--------------------------------
Advisory Foreign Fixed Income
Advisory Mortgage


                                                                                       (000)
                                  -------------------------------------------------------------------------------------
                                                                                   UNDISTRIBUTED
PORTFOLIO                                                                         ORDINARY INCOME
--------------------------------  -------------------------------------------------------------------------------------
Advisory Foreign Fixed Income                                                    $  1,773
Advisory Mortgage                                                                 401,606



                                                           (000)
                                  -------------------------------------------------------
                                                       UNDISTRIBUTED
PORTFOLIO                                         LONG-TERM CAPITAL GAIN
--------------------------------  -------------------------------------------------------
Advisory Foreign Fixed Income                                                    $     81
Advisory Mortgage                                                                  66,112

At September 30, 2002, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation (depreciation) of securities for Federal income tax purposes were:

                                                     (000)
                              ---------------------------------------------------
PORTFOLIO                        COST       APPRECIATION   DEPRECIATION     NET
---------------------------------------------------------------------------------
Advisory Foreign Fixed
 Income                       $     8,625   $        85    $        --    $    85
Advisory Foreign Fixed
 Income II                          2,276            29             --         29
Advisory Mortgage              12,374,104       177,513        (94,269)    83,244

For the fiscal year ended September 30, 2002, the Advisory Mortgage portfolio utilized capital loss carryforward, for U.S. federal income tax purposes of $22,750,000.

J. CHANGE IN INDEPENDENT AUDITORS. On June 6, 2002, Deloitte & Touche LLP resigned as independent auditors of the Fund. The reports of Deloitte & Touche LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through June 6, 2002, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference thereto in their report on the financial statements for such years. The Fund, with the approval of its Board of Trustees and Audit Committee, has engaged Ernst & Young LLP as its independent auditors.

K. OTHER. At September 30, 2002, the Advisory Foreign Fixed Income and the Advisory Foreign Fixed Income II Portfolios each had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolios. The aggregate percentage of such owners was 24% and 40%, respectively.

2002 ANNUAL REPORT
September 30, 2002
                                                                              25

Independent Auditors' Report

To the Shareholders and Board of Trustees of Morgan Stanley Institutional Fund Trust

We have audited the accompanying statements of net assets of the Advisory Foreign Fixed Income Portfolio, Advisory Foreign Fixed Income II Portfolio and Advisory Mortgage Portfolio (the "Funds") (three of the portfolios constituting the Morgan Stanley Institutional Fund Trust) as of September 30, 2002, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended September 30, 2001 and the financial highlights for each of the two years in the period then ended were audited by other auditors whose report, dated November 16, 2001, expressed an unqualified opinion on that statement and those financial highlights. The financial highlights for each of the two years in the period ended September 30, 1999 were audited by other auditors whose report, dated November 19, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned three Funds of Morgan Stanley Institutional Fund Trust at September 30, 2002, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                               ERNST & YOUNG LLP
Boston, Massachusetts
November 15, 2002

26

Federal Income Tax Information: (Unaudited)

Each Portfolio hereby designates the following amounts as long-term capital gain dividends for the purpose of the dividend paid deductions on its Federal income tax return.

                                                            LONG-TERM
                                                        CAPITAL GAIN-20%
PORTFOLIO                                                     (000)
---------------------------------------------------------------------------
Advisory Foreign Fixed Income                                          $300
Advisory Foreign Fixed Income II                                          2

Foreign taxes incurred during the fiscal year ended September 30, 2002 amounting to $225,000 for the Advisory Foreign Fixed Income Portfolio is expected to be passed through to shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 2002. In addition, for the fiscal year ended September 30, 2002, gross income derived from sources within foreign countries amounted to $7,711,000 for the Advisory Foreign Fixed Income Portfolio.

For the year ended September 30, 2002*, the Advisory Foreign Fixed Income, and the Advisory Mortgage Portfolio earned 1.5% and 1.0% of income from direct U.S. Treasury Obligations, respectively.

* Amounts for the period ending December 31, 2002 will be provided with Form 1099-DIV to be mailed in January 2003.

2002 ANNUAL REPORT
September 30, 2002
                                                                              27

Trustee and Officer Information (Unaudited)

Independent Trustees:

                                                                                                             Number of
                                         Term of                                                             Portfolios in
                                         Office and                                                          Fund
                           Position(s)   Length of                                                           Complex
Name, Age and Address of   Held with     Time                                                                Overseen by
Trustee                    Registrant    Served*      Principal Occupation(s) During Past 5 Years            Trustee**
------------------------   -----------   ----------   ----------------------------------------------------   -------------
John D. Barrett II (67)    Trustee       Trustee      Chairman and Director of Barrett Associates, Inc.      72
565 Fifth Avenue                         since        (investment counseling).
New York, NY 10017                       2001

Thomas P. Gerrity (61)     Trustee       Trustee      Professor of Management, formerly Dean, Wharton        72
219 Grays Lane                           since        School of Business, University of Pennsylvania;
Haverford, PA 19041                      1996         formerly Director, IKON Office Solutions, Inc.,
                                                      Fiserv, Digital Equipment Corporation, Investor
                                                      Force Holdings, Inc. and Union Carbide Corporation.

Gerard E. Jones (65)       Trustee       Trustee      Of Counsel, Shipman & Goodwin, LLP (law firm).         72
Shipman & Goodwin, LLP                   since
43 Arch Street                           2001
Greenwich, CT 06830

Joseph J. Kearns (60)      Trustee       Trustee      Investment consultant; formerly CFO of The J. Paul     72
6287 Via Escondido                       since        Getty Trust.
Malibu, CA 90265                         1994

Vincent R. McLean (71)     Trustee       Trustee      Formerly Executive Vice President, Chief Financial     72
702 Shackamaxon Drive                    since        Officer, Director and Member of the Executive
Westfield, NJ 07090                      1996         Committee of Sperry Corporation (now part of Unisys
                                                      Corporation).

C. Oscar Morong, Jr.       Trustee       Trustee      Managing Director, Morong Capital Management;          72
(67)                                     since        formerly Senior Vice President and Investment
1385 Outlook Drive West                  1993         Manager for CREF, TIAA-CREF Investment Management,
Mountainside, NJ 07092                                Inc. (investment management); formerly Director, The
                                                      Indonesia Fund (mutual fund).

William G. Morton, Jr.     Trustee       Trustee      Chairman Emeritus and former Chief Executive Officer   72
(65)                                     since        of Boston Stock Exchange.
304 Newbury St., #560                    2001
Boston, MA 02115

Michael Nugent (66)        Trustee       Trustee      General Partner, Triumph Capital, L.P. (private        201
c/o Triumph Capital,                     since        investment partnership); formerly, Vice President,
L.P.                                     2001         Bankers Trust Company and BT Capital Corporation.
237 Park Avenue
New York, NY 10017

Fergus Reid (70)           Trustee       Trustee      Chairman and Chief Executive Officer of Lumelite       72
85 Charles Colman Blvd.                  since        Plastics Corporation.
Pawling, NY 12564                        2001


Name, Age and Address of  Other Directorships Held by
Trustee                   Trustee
------------------------  --------------------------------------
John D. Barrett II (67)   Director of the Ashforth Company (real
565 Fifth Avenue          estate).
New York, NY 10017

Thomas P. Gerrity (61)    Director, ICG Commerce, Inc.; Sunoco;
219 Grays Lane            Fannie Mae; Reliance Group Holdings,
Haverford, PA 19041       Inc., CVS Corporation and
                          Knight-Ridder, Inc.

Gerard E. Jones (65)      Director of Tractor Supply Company,
Shipman & Goodwin, LLP    Tiffany Foundation, and Fairfield
43 Arch Street            County Foundation.
Greenwich, CT 06830

Joseph J. Kearns (60)     Director, Electro Rent Corporation and
6287 Via Escondido        The Ford Family Foundation.
Malibu, CA 90265

Vincent R. McLean (71)    Director, Banner Life Insurance Co.;
702 Shackamaxon Drive     William Penn Life Insurance Company of
Westfield, NJ 07090       New York.
C. Oscar Morong, Jr.      Trustee and Chairman of the mutual
(67)                      funds in the Smith Barney/CitiFunds
1385 Outlook Drive West   fund complex; Director, Ministers and
Mountainside, NJ 07092    Missionaries Benefit Board of American
                          Baptist Churches.

William G. Morton, Jr.    Director of Radio Shack Corporation
(65)                      (electronics).
304 Newbury St., #560
Boston, MA 02115

Michael Nugent (66)       Director of various business
c/o Triumph Capital,      organizations; Chairman of the
L.P.                      Insurance Committee and Director or
237 Park Avenue           Trustee of the retail families of
New York, NY 10017        funds advised by Morgan Stanley
                          Investment Advisors Inc.

Fergus Reid (70)          Trustee and Director of approximately
85 Charles Colman Blvd.   30 investment companies in the
Pawling, NY 12564         JPMorgan Funds complex managed by
                          JPMorgan Investment Management Inc.

28

Interested Trustees:

                                                                                                                Number of
                                            Term of                                                             Portfolios in
                                            Office and                                                          Fund
                              Position(s)   Length of                                                           Complex
Name, Age and Address of      Held with     Time                                                                Overseen by
Trustee                       Registrant    Served*      Principal Occupation(s) During Past 5 Years            Trustee**
------------------------      -----------   ----------   ----------------------------------------------------   -------------
Barton M. Biggs (69)          Chairman      Chairman     Chairman, Director and Managing Director of Morgan     72
1221 Avenue of the Americas   and Trustee   and          Stanley Investment Management Inc. and Chairman and
New York, NY 10020                          Trustee      Director of Morgan Stanley Investment Management
                                            since        Limited; Managing Director of Morgan Stanley & Co.
                                            2001         Incorporated; Director and Chairman of the Board of
                                                         various U.S. registered companies managed by Morgan
                                                         Stanley Investment Management Inc.

Ronald E. Robison (63)        President     President    President and Trustee; Chief Global Operations         72
1221 Avenue of the Americas   and Trustee   and          Officer and Managing Director of Morgan Stanley
New York, NY 10020                          Trustee      Investment Management Inc.; Managing Director of
                                            since        Morgan Stanley & Co. Incorporated; formerly,
                                            2001         Managing Director and Chief Operating Officer of TCW
                                                         Investment Management Company; Director and
                                                         President of various funds in the Fund Complex.


Name, Age and Address of     Other Directorships Held by
Trustee                      Trustee
------------------------     ------------------------------
Barton M. Biggs (69)         Member of the Yale Development
1221 Avenue of the Americas  Board
New York, NY 10020

Ronald E. Robison (63)
1221 Avenue of the Americas
New York, NY 10020

------------------------

* Each Trustee serves an indefinite term, until his or her successor is elected. ** The Fund Complex includes all funds advised by Morgan Stanley Investment
   Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Trustees can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-354-8185. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 0000741375 and the SAI is found within form type 485BPOS.

2002 ANNUAL REPORT
September 30, 2002
                                                                              29

Officers:

                                             Position(s)   Term of Office
                                             Held with     and Length of
Name, Age and Address of Executive Officer   Registrant    Time Served*
------------------------------------------   -----------   ---------------
Ronald E. Robison (63)                       President     President since
Morgan Stanley Investment Management Inc.    and Trustee   2001
1221 Avenue of the Americas
New York, NY 10020

Stefanie V. Chang (35)                       Vice          Vice President
Morgan Stanley Investment Management Inc.    President     since 2001
1221 Avenue of the Americas
New York, NY 10020

Lorraine Truten (41)                         Vice          Vice President
Morgan Stanley Investment Management Inc.    President     since 2001
1221 Avenue of the Americas
New York, NY 10020

Mary E. Mullin (35)                          Secretary     Secretary since
Morgan Stanley Investment Management Inc.                  2001
1221 Avenue of the Americas
New York, NY 10020

James W. Garrett (33)                        Treasurer     Treasurer since
Morgan Stanley Investment Management Inc.                  2002
1221 Avenue of the Americas
New York, NY 10020

Belinda A. Brady (34)                        Assistant     Assistant
J.P. Morgan Investor Service Co.             Treasurer     Treasurer since
73 Tremont Street                                          2002
Boston, MA 02108-3913


Name, Age and Address of Executive Officer  Principal Occupation(s) During Past 5 Years
------------------------------------------  ------------------------------------------------------------
Ronald E. Robison (63)                      Chief Global Operations Officer and Managing Director of
Morgan Stanley Investment Management Inc.   Morgan Stanley Investment Management Inc.; Director and
1221 Avenue of the Americas                 President of various U.S. registered investment companies
New York, NY 10020                          managed by Morgan Stanley Investment Management Inc.;
                                            Previously, Managing Director and Chief Operating Officer of
                                            TCW Investment Management Company.
Stefanie V. Chang (35)                      Executive Director of Morgan Stanley & Co. Incorporated and
Morgan Stanley Investment Management Inc.   Morgan Stanley Investment Management Inc.; formerly,
1221 Avenue of the Americas                 practiced law with the New York law firm of Rogers & Wells
New York, NY 10020                          (now Clifford Chance Rogers & Wells LLP); Vice President of
                                            certain funds in the Fund Complex.
Lorraine Truten (41)                        Executive Director of Morgan Stanley Investment Management
Morgan Stanley Investment Management Inc.   Inc.; Head of Global Client Services, Morgan Stanley
1221 Avenue of the Americas                 Investment Management Inc.; President, Morgan Stanley Fund
New York, NY 10020                          Distribution, Inc. formerly, President of Morgan Stanley
                                            Institutional Fund Trust; Vice President of certain funds in the Fund Complex.
Mary E. Mullin (35)                         Vice President of Morgan Stanley & Co. Incorporated and
Morgan Stanley Investment Management Inc.   Morgan Stanley Investment Management Inc.; formerly,
1221 Avenue of the Americas                 practiced law with the New York law firms of McDermott, Will
New York, NY 10020                          & Emery and Skadden, Arps, Slate, Meagher & Flom LLP;
                                            Secretary of certain funds in the Fund Complex.
James W. Garrett (33)                       Vice President of Morgan Stanley & Co. Incorporated and
Morgan Stanley Investment Management Inc.   Morgan Stanley Investment Management Inc. and Treasurer of
1221 Avenue of the Americas                 various U.S. registered investment companies managed by
New York, NY 10020                          Morgan Stanley Investment Management Inc.; Formerly, with
                                            Price Waterhouse LLP (now PricewaterhouseCoopers LLP).
Belinda A. Brady (34)                       Fund Administration Senior Manager, J.P. Morgan Investor
J.P. Morgan Investor Service Co.            Services Co. (formerly, Chase Global Funds Services
73 Tremont Street                           Company); formerly, Senior Auditor at Price Waterhouse LLP
Boston, MA 02108-3913                       (now PricewaterhouseCoopers LLP); Assistant Treasurer of
                                            certain funds in the Fund Complex.

------------------------

* Each Officer serves an indefinite term, until his or her successor is elected.

                      This page intentionally left blank.

INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, PA 19428

DISTRIBUTOR

Morgan Stanley Distribution, Inc.
One Tower Bridge
West Conshohocken, PA 19428

CUSTODIAN

JP Morgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL

Mayer, Brown, Rowe & Maw
1675 Broadway
New York, New York 10019

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management
Morgan Stanley Investments LP
One Tower Bridge
100 Front Street Suite 1100
West Conshohocken, PA 19428-2899
Investment Adviser: (610) 940-5000 - MSIF Trust: (800) 354-8185

(C) 2002 Morgan Stanley

[MORGAN STANLEY LOGO]                                        936-anrptadvis-1102